Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - October 1, 2008								.		Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	3Q-08	4Q-08	4Q-08
										A*	A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

U.S. Gulf of Mexico (8)
Semisubmersibles (5)
										A*	A*	E**
Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Shell	6/09/2007	6/08/2009	226-228	Experienced 57 days of downtime in 3Q 2008 for BOP repair. Returned to work on 8/26/2008.	57

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko/Noble Energy	4/25/2008	3/08/2011	434-436	Experienced 16 days of downtime in 3Q 2008 due to Hurricane Ike. A charge of $10 million for an insurance deductible related to damage from Hurricane Ike on the Noble Amos Runner, Noble Paul Romano and the Noble Lorris Bouzigard was taken during 3Q 2008 which increased "Contract Drilling Services Expenses" for the quarter.	16	1	3

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/01/2007	2/28/2009	424-426		4
				US GOM	Shell	3/01/2009	2/28/2011	504-506

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Anadarko/BHP	11/05/2007	12/31/2008	434-436	Experienced 16 days of downtime in 3Q 2008 due to Hurricane Ike. A charge of $10 million for an insurance deductible related to damage from Hurricane Ike on the Noble Amos Runner, Noble Paul Romano and the Noble Lorris Bouzigard was taken during 3Q 2008 which increased "Contract Drilling Services Expenses" for the quarter.	16	1	3
				US GOM	Marathon	1/01/2009	12/31/2009	481-483
				US GOM	Noble Energy	1/01/2010	12/31/2011	604-606

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/23/2008	6/24/2010	269-271	Experienced 18 days of downtime in 3Q 2008 due to Hurricane Ike. A charge of $10 million for an insurance deductible related to damage from Hurricane Ike on the Noble Amos Runner, Noble Paul Romano and the Noble Lorris Bouzigard was taken during 3Q 2008 which increased "Contract Drilling Services Expenses" for the quarter.	18	1	3
				US GOM	LLOG	6/25/2010	6/24/2011	334-336

Submersibles (3)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Seneca	1/04/2008	8/22/2008	49-51
				US GOM	Mariner	8/23/2008	11/22/2008	57-59
				US GOM	Mariner	11/23/2008	5/22/2009	67-69

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	LLOG	3/21/2008	9/26/2008	54-56
				US GOM	LLOG	9/27/2008	3/26/2009	57-59

Noble Fri Rodli	Transworld	1979/1998	70’-C	US GOM	Cold Stacked	10/21/2007	12/31/2008	-	Cold stacked.	92	1	90

International (54) (c)
Mexico Semisubmersible (1)

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Shipyard/In-transit		5/06/2008	7/31/2008	-		33
				Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485

Mexico Jackups (10) (c)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	6/18/2008	6/17/2010	149-151	This contract is fixed at a dayrate of $149k-$151k until 12/14/2008 after which time the contract reprices every three months based on an index of jackup rates in seven international regions. Anticipate +/- 14 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			14

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	6/05/2007	12/03/2009	177-179	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			10

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	6/24/2007	12/22/2009	185-187	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			10

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172		4

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/20/2010	170-172	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			10

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	9/24/2007	3/20/2010	170-172		3

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	6/18/2008	1/31/2010	144-146	This contract is fixed at a dayrate of $144k-$146k until 12/14/2008 after which time the contract reprices every three months based on an index of jackup rates in seven international regions. Anticipate +/- 21 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.	2		21

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	9/22/2007	3/21/2010	170-172	Anticipate +/- 10 days of downtime in 4Q 2008 for rig modification and regulatory inspection.			10

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	5/02/2007	7/12/2008	149-151	Received contract extension from PEMEX for 73 additional days.
				Bay of Campeche	Pemex	7/13/2008	8/25/2010	104-106	This contract is fixed at a dayrate of $104k-$106k until 1/09/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions. Anticipate +/- 14 days of downtime in 4Q 2008 for rig modificaitons and regulatory inspection.			14

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	8/08/2007	8/06/2008	149-151
				Bay of Campeche	Pemex	8/07/2008	12/06/2011	154-156	This contract is fixed at a dayrate of $154k-$156k until 2/02/2009 after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

Page 1of 4

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - October 1, 2008								.		Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	3Q-08	4Q-08	4Q-08
										A*	A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

Brazil Semisubmersibles (2)										A*	A*	E**
Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	9,200'-DP	Brazil	Petrobras	1/01/2006	11/03/2009	163-165	Eligible for a maximum 20% performance bonus.
				Brazil	Petrobras	11/04/2009	11/03/2014	427-429
Received Memorandum of Understanding. Eligible for a maximum 15% performance bonus. Petrobras has an option to convert this to a 6-year term at $416k/day plus a maximum 18% performance bonus; option must be exercised by 11/01/2009.

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Petrobras exercised two 13-month priced options. Eligible for a maximum 15% performance bonus.	2
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Received Memorandum of Understanding. Eligible for a maximum 10% performance bonus.

Brazil Drillships (3)
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Downtime/Shipyard	11/29/2007	10/09/2008	-	Commisioning systems to prepare for return to work following the repairs related to the fire reported on November 29, 2007.	92	1	8
				Brazil	Petrobras	10/10/2008	3/14/2010	136-138
				Brazil	Petrobras	3/15/2010	8/12/2010	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	8/13/2010	8/12/2016	346-348	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	7/01/2006	8/13/2008	123-125	Eligible for a maximum 10% performance bonus.
				Brazil	Chevron	8/14/2008	6/24/2009	524-526
				Brazil	Shell	6/25/2009	9/05/2009	524-526	Received letter of intent.
				Brazil	Petrobras	9/06/2009	5/03/2011	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	5/04/2011	10/01/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	10/02/2011	1/23/2016	299-301	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	3/18/2007	3/15/2009	119-121	Eligible for a maximum 15% performance bonus.	13
				Brazil	Petrobras	3/16/2009	9/13/2010	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	9/14/2010	2/11/2011	89-91	Anticipate to enter the shipyard for +/- 150 days for rig modifications and regulatory inspection.
				Brazil	Petrobras	2/12/2011	8/14/2015	289-291	Received Memorandum of Understanding. Eligible for a maximum of 15% performance bonus.

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Venture	6/30/2008	6/29/2009	359-361
				United Kingdom	Venture	6/30/2009	6/30/2010	379-381	Plus a six month priced option at a dayrate of $380k to be declared before 12/31/2008.

North Sea Jackups (7)
Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Venture	9/14/2007	9/14/2008	164-166
				United Kingdom	Venture	9/15/2008	9/14/2009	197-199
				United Kingdom	Venture	9/15/2009	9/14/2010	211-213

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	United Kingdom	RWE	5/02/2008	10/07/2008	124-126
				Netherlands	Total	10/08/2008	10/07/2009	207-209

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	Denmark	Maersk	9/04/2007	9/03/2008	181-183
				Denmark	Maersk	9/04/2008	9/03/2009	209-211	Anticipate +/- 5 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			5
					Maersk - Option	9/04/2009	9/03/2010	219-221

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Wintershall	1/01/2008	9/01/2008	219-221
				Netherlands	Cirrus Energy	9/02/2008	5/01/2009	219-221
				Netherlands	Wintershall	5/02/2009	8/01/2009	219-221
				Netherlands	Cirrus Energy	8/02/2009	10/01/2009	219-221
				Netherlands	Cirrus Energy - Option	10/02/2009	1/01/2010	214-216	Priced option.

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	1/01/2008	12/31/2008	204-206
				Netherlands	Gaz de France	1/01/2009	12/31/2009	211-213	Conversion option to one year contract at $211k-$213k/day exercised.

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	7/01/2008	12/31/2008	206-208
				Netherlands	Gaz de France	1/01/2009	12/31/2009	211-213

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/29/2008	12/31/2008	224-226
				Netherlands	Wintershall	1/01/2009	12/31/2009	219-221
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

Page 2of 4

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - October 1, 2008								.		Estimated unpaid down time days
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	3Q-08	4Q-08	4Q-08
										A*	A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

West Africa Semisubmersible (1)										A*	A*	E**
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	6,000'	Cote d'lvoire	CNR International	4/14/2008	4/13/2009	433-435		3
				Africa	ExxonMobil	4/14/2009	4/13/2012	504-506

West Africa Jackups (7)
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/28/2007	3/27/2009	170-171	Experienced 18 days of downtime in 3Q 2008 for leg repairs.	18
				Nigeria	ExxonMobil	3/28/2009	3/27/2010	182-184

Noble Roy Butler	F&G L-780 MOD II	1982/1998	300’-IC (f)	Cameroon	Shipyard	12/24/2007	8/25/2008	-	Experienced 56 days of downtime in 3Q 2008 for rig modifications and regulatory inspection.
				Cameroon	Shipyard	8/26/2008		-	Available.	92	1

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Nigeria	Addax	1/18/2007	1/17/2009	170-171	Anticipate +/- 1 day of downtime in 4Q 2008 for rig modifications and regulatory inspection.			1
				Nigeria	Operator Undisclosed	1/18/2009	1/17/2010	#	Received letter of intent. Rate withheld at request of operator.

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Cameroon	Shipyard	5/13/2008	7/09/2008	-		52	1	90
				Nigeria	EER	7/10/2008	8/18/2008	169-171
				Cameroon	Shipyard	8/19/2008	10/31/2008	-	Available.
				In-transit & contract preparation	Pemex	11/01/2008	02/09/2009	-	Estimated departure to Mexico. Lump sum fee will offset mobilization costs.
				Bay of Campeche	Pemex	02/10/2009	02/11/2011	154-156
This 731 day contract is fixed at a dayrate of $154k-$156k for the first six months after which time the contract reprices every three months based on an index of jackup rates in seven international regions.

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	9/03/2006	9/02/2008	160-161
				Nigeria	ExxonMobil	9/03/2008	7/02/2009	172-174

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Chevron	5/21/2006	8/17/2008	127-129
				Nigeria	Chevron	8/18/2008	1/17/2009	159-161

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Nigeria	Shell/Brittania-U	7/01/2007	4/29/2008	164-166
				Cameroon	Shipyard	4/30/2008		-	Available.	92	1

Arabian Gulf Jackups (15)
Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	2/02/2010	104-106

Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	UAE (Sharjah)	Shipyard	5/18/2008	9/14/2008	-	Experienced 62 days of downtime in 3Q 2008 for rig modifications and regulatory inspection.	62
				UAE (Sharjah)	Shipyard	9/15/2008		-	Available.		1

Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas - Options	11/29/2007	5/31/2009	59-61
Exercised seven option wells. Remaining options after 5/31/2009, but not yet exercised: One well @ $59k-$61k, nine wells @ $65k-$67k/day and nine wells @ $71k-$73k/day. Estimated time to complete each well is +/- 65 days.

Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	8/01/2008	6/07/2009	194-196
				Qatar	QatarGas 3 & 4	6/08/2009	3/31/2010	162-163

Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	UAE (Abu Dhabi)	Total ABK - Extension	4/01/2008	9/30/2008	90-92
						10/01/2008	3/31/2009	98-100	Extensions: Renewable every six months, dayrate increases/decreases capped at 10%. Extension agreement ends 12/31/2010.

Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	3/25/2008	3/24/2009	98-100	Anticipate +/- 7 days of downtime in 4Q 2008 for regulatory inspection.			7

Noble Mark Burns	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2007	10/11/2009	#	Rate withheld at request of operator.

Noble Roy Rhodes	MLT Class 116-C	1979	300’-IC (f)	UAE (Dubai)	Dubai Petroleum	3/06/2008	3/06/2009	#	Rate withheld at request of operator.

Noble Cees van Diemen	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	9/23/2004	1/15/2009	59-61
				UAE (Sharjah)	Shipyard	1/16/2009	2/20/2009	-	Anticipate +/- 35 days of downtime in 1Q 2009 for rig modifications and regulatory inspection.

Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	Qatar	RasGas	11/01/2007	11/30/2008	61-63
				Qatar	RasGas	12/01/2008	3/31/2009	159 -161

Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Shell	2/03/2008	10/30/2008	160-162
				Qatar	Talisman	10/31/2008	12/31/2008	149-151
				Qatar	QatarGas 3 & 4	1/01/2009	7/01/2009	162-163	Anticipate +/- 6 month contract.

Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	Qatar	RasGas	3/01/2008	10/31/2008	87-89
				UAE (Sharjah)	Shipyard	11/01/2008	12/31/2008	-	Anticipate +/- 62 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			62

Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	Maersk	11/12/2007	11/11/2009	159-161

Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2006	7/14/2008	60-62
				UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

Noble Dick Favor	Baker Marine BMC 150	1982/2004	150’-IC	Qatar	QatarGas 3 & 4	1/01/2008	11/10/2008	162-163
				UAE (Sharjah)	Shipyard	11/11/2008	12/31/2008	-	Anticipate +/- 51 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			51
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

Page 3of 4

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - October 1, 2008								.		Estimated unpaid down time days
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	DAYRATE ($000)	COMMENTS	3Q-08	4Q-08	4Q-08
											A*	A*	E**

This fleet status report contains “forward-looking statements” within the meaning of the U.S. federal securities laws about our business, financial performance and prospects. Statements about our plans, intentions, expectations, beliefs, estimates, predictions or similar expressions for the future are forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct. Various factors could cause actual results to differ materially. We discuss these factors, including risks and uncertainties, from time to time in our filings with the U.S. Securities and Exchange Commission.

	India Jackups (2) (d)										A*	A*	E**
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	1/15/2007	7/29/2009	82-83	Rig bareboat chartered to Jindal which contracted with ONGC.

	Noble Charlie Yester	MLT 116-C	1980	300’-IC	India	Jindal/ONGC	1/30/2007	1/29/2010	130-131	Rig bareboat chartered to Jindal which contracted with ONGC. Anticipate +/- 14 days of downtime in 4Q 2008 for rig modifications and regulatory inspection.			14

Far East Semisubmersibles (3)
	Noble Dave Beard - Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Dalian, China - DSIC	Shipyard		12/31/2008	-
					In-transit & acceptance testing	Petrobras	1/01/2009	3/14/2009	208-210
					Brazil	Petrobras	3/15/2009	3/14/2014	219-221	Eligible for a maximum 15% bonus.

	Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		3/31/2009	-
					In-transit & acceptance testing	Shell	4/01/2009	7/31/2009	424-426
					US GOM	Shell	8/01/2009	3/31/2013	446-448

	Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		12/15/2009	-
					In-transit & acceptance testing	Marathon	12/16/2009	3/31/2010	-	Lump sum fee will offset mobilization costs.
					US GOM	Marathon	4/01/2010	3/31/2014	514-516

Far East Drillship (1)
	Globetrotter - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		9/30/2011	-	NE has secured priced options for three additional drillships exercisable by NE 90, 120 and 180 days from date of contract execution (9/22/2008).
					In-transit & acceptance testing	TBA	10/01/2011	12/31/2011
					TBA	TBA	1/01/2012	TBA	TBA	Available.

Far East Jackups (2)
	Noble Hans Deul - Newbuild	F&G JU-2000E	2008	400'-IC	Dalian, China - DSIC	Shipyard		11/02/2008	-	Heavy lift delay as a result in change of provider.
					In-transit	Shell	11/03/2008	12/31/2008	34-36
					North Sea	Shell	1/01/2009	12/31/2010	127-129

	Noble Scott Marks - Newbuild	F&G JU-2000E	2009	400'-IC	Dalian, China - DSIC	Shipyard		6/30/2009	-
					In-transit	Venture	7/01/2009	8/31/2009	44-46
					North Sea	Venture	9/01/2009	8/31/2011	209-211
											671	9	426

(a)	Unit has been upgraded to the NC-5SM mooring standard.										2008 Total (includes: shipyard, stacked, and downtime days)		2021
(b)	Rig utilizes the Aluminum Alloy Riser technology.
(c)
The amount shown in the “Dayrate” column reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless specified otherwise. In various international markets, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.
1Q 08 Downtime (includes: shipyard, stacked, and downtime days): 375 days
(d)	Listed rigs are modified bareboat charter; cost structure varies by region.										2Q 08 Downtime (includes: shipyard, stacked, and downtime days): 540 days
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.
(g)	Rig is currently equipped to operate in 250' of water.

A*	= Actual downtime incurred during the quarter indicated as of the report date; E** = Estimated additional downtime days expected to occur as of the report date.
# =	Rate withheld at request of operator.
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.